EXHIBIT 10.13

William Lyon Homes, Inc.

Loan No. 906-0100

AGREEMENT FOR THIRD MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

This Agreement for Third Modification of Deeds of Trust and Other Loan Instruments (this “Third Modification”) is made as of December 19, 2001 by and between WILLIAM LYON HOMES, INC., a California corporation (“Borrower”) and GUARANTY BANK, a federal savings bank organized and existing under the laws of the United States (formerly known as “Guaranty Federal Bank, F.S.B.”) (“Lender”), with reference to the following facts:

A.  Borrower and Lender entered into a Master Loan Agreement (the “Loan Agreement”) dated August 31, 2000, which provides for a loan of FIFTY-FIVE MILLION DOLLARS ($55,000,000.00) (the “Original Loan Amount”) to Borrower on the terms and conditions specified therein. The Loan is evidenced and secured by a revolving promissory note and other loan instruments (collectively, the “Loan Instruments”). The Loan Instruments were modified by (i) that certain Agreement for First Modification of Deeds of Trust and Other Loan Instruments, executed by Borrower and Lender, dated June 8, 2001 (“First Modification”) and (ii) that certain Agreement of Second Modification of Deeds of Trust and Other Loan Instruments, executed by Borrower and Lender, dated July 23, 2001 (“Second Modification”). Pursuant to the terms and provisions of the First Modification, the Original Loan Amount was increased, as evidenced by a certain Amended and Restated Revolving Promissory Note executed by Borrower for the benefit of lender and dated June 8, 2001 to the maximum principal amount of SIXTY-FIVE MILLION DOLLARS ($65,000,000.00) (the “Loan”). Upon full execution, this Third Modification shall constitute one of the Loan Instruments. All defined terms used in this Third Modification shall have the meanings ascribed to them in the Loan Agreement unless the context requires otherwise.

B.  At Borrower’s request, Lender has agreed to modify one or more of the Loan Instruments, as herein provided.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein, the parties hereby agree as follows:

1.  Modifications.    The Loan Instruments specified in Exhibit “A” attached hereto and incorporated herein by this reference are modified as set forth therein, effective upon timely satisfaction of the conditions set forth in Section 2 below. As used in this Third Modification and the attached Exhibit “A,” the term “Deeds of Trust” refers to the Construction Deeds of Trust (With Security Agreement, Fixture Filing and Assignment of Rents and Leases) (1) dated August 31, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Bernardino County, California on September 27, 2000, as Instrument No. 349879; (2) dated August 31, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Diego, California on September 27, 2000 as Instrument No. 2000-0515518; (3) dated August 31, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Riverside County, California on September 27, 2000, as Instrument No. 379473; (4) dated August 31, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on September 27, 2000, as Instrument No. 2000-0736812; (5) dated October 5, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Diego County, California on October 6, 2000, as Instrument No. 2000-0539378; (6) dated October 17, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Orange County, California on October 26, 2000, as Instrument No. 2000-0575563; (7) dated October 19, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on October 23, 2000, as Instrument No. 2000-0809955 (re-recorded in the Official Records of Maricopa County, Arizona on November 17, 2000, as Instrument No. 2000-0881909); (8) dated October 25, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on October 31, 2000, as Instrument No. 2000-0838151; (9) dated November 7, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on November 13, 2000, as Instrument No. 2000-0869149; (10) dated November 15, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Joaquin County, California on November 23, 2000, as Instrument No. 2000-00137389; (11) dated November 22, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on November 30, 2000, as Instrument No. 2000-0917551; (12) dated December 6, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Orange County, California on December 14, 2000, as

Instrument No. 2000-0677860; (13) dated December 15, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on December 28, 2000, as Instrument No. 2000-0993074; (14) dated January 2, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Diego County, California on January 8, 2001, as Instrument No. 2001-0011691; (15) dated January 26, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on January 31, 2001, as Instrument No. 2001-0074131; (16) dated February 21, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Diego County, California on March 9, 2001, as Instrument No. 2001-0138486; (17) dated February 21, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on February 28, 2001, as Instrument No. 2001-0153254; (18) dated February 21, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Joaquin County, California on February 28, 2001, as Instrument No. 2001-01027861; (19) dated March 13, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Orange County, California on March 29, 2001, as Instrument No. 2001-0183693; (20) dated March 16, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Joaquin County, California on March 23, 2001, as Instrument No. 2001-01040420; (21) dated March 21, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on March 30, 2001, as Instrument No. 2001-0256951; (22) dated April 11, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Joaquin County, California on April 13, 2001, as Instrument No. 2001-01054052; (23) dated April 24, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on April 30, 2001, as Instrument No. 2001-0353521; (24) dated May 17, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on May 31, 2001, as Instrument 2001-0468480; and (25) dated May 17, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Orange County, California on May 30, 2001, as Instrument No. 2001-0353890; each as modified by the First Modification and evidenced by the Memorandum of First Modification of Deeds of Trust and Other Loan Instruments dated June 8, 2001 and recorded in the Official Records of (a) Orange County, California on July 20, 2001, as Instrument No. 2001-0492777; (b) San Diego County, California on July 20, 2001, as Instrument No. 2001-0505154; (c) San Joaquin County, California on July 24, 2001, as Instrument No. 01116593; (d) Riverside County, California on August 6, 2001 as Instrument No. 368935; (e) San Bernardino County, California on October 16, 2001, as Instrument No. 2001-0470256; (f) Maricopa County, California on July 20, 2001, as Instrument No. 2001-0652927; (26) dated June 15, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Joaquin County, California on June 20, 2001, as Instrument No. 2001-01095459; (27) dated June 15, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Joaquin County, California on June 20, 2001, as Instrument No. 2001-01095461; (28) dated June 15, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Orange County, California on June 21, 2001, as Instrument No. 2001-0411667; (29) dated June 15, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Diego County, California on July 6, 2001, as Instrument No. 2001-0466269; (30) dated June 19, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on June 29, 2001, as Instrument No. 2001-0582166; (31) dated July 18, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on July 31, 2001, as Instrument No. 2001-0694716; each as modified by the Second Modification and evidenced by the Memorandum of Second Modification of Deeds of Trust and Other Loan Instruments dated July 23, 2001 and recorded in the Official Records of (g) Orange County, California on August 31, 2001, as Instrument No. 2001-0614957; (h) San Diego County, California on August 31, 2001, as Instrument No. 2001-062061; (i) San Joaquin County, California on August 31, 2001, as Instrument No. 01144060y; (j) Riverside County, California on August 31, 2001 as Instrument No. 426142; (k) San Bernardino County, California on August 31, 2001, as Instrument No. 2001-401382; (l)Maricopa County, California on August 31, 2001, as Instrument No. 2001-0810003; (32) dated August 7, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Orange County, California on August 16, 2001, as Instrument No. 2001-0569526; (33) dated August 13, 2001 executed by Borrower for the Benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on August 31, 2001, as Instrument No. 2001-0810055; (34) dated August 29, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Orange County, California on September 6, 2001, as Instrument No. 2001-0627414 (35) dated September 12, 2001 executed by Borrower for the Benefit of Lender and recorded in the Official Records of San Diego County, California on October 5, 2001, as Instrument No. 2001-072956l; (35) dated September 10, 2001 executed by Borrower for the Benefit of Lender and recorded in the Official Records of Stanislaus County, California on October 12, 2001, as Instrument No. 2001-0121877; (36) dated September 19, 2001 executed by Borrower for the Benefit of Lender and recorded in the Official Records of Maricopa County, Arizona, on September 28, 2001, as Instrument No. 2001-0904457; (36) dated

October 5, 2001 executed by Borrower for the Benefit of Lender and recorded in the Official Records of San Joaquin County, California on October 19, 2001, as Instrument No. 2001-1172300; (37) dated October 5, 2001 executed by Borrower for the Benefit of Lender and recorded in the Official Records of Clark County, Nevada on October 19, 2001 as Instrument No. 1893-20011019; (38) dated October 25, 2001 executed by Borrower for the Benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on October 31, 2001, as Instrument No. 2001-1014924; (39) dated November 6, 2001 executed by Borrower for the Benefit of Lender and recorded in the Official Records of San Joaquin County, California on November 20, 2001 as Instrument No. 2001-01190496; (40) dated November 19, 2001 executed by Borrower for the Benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on November 30, 2001, as Instrument No 2001-1130811.

2.  Conditions.    The modifications of Section 1 above shall take effect only upon Borrower’s satisfaction, at its expense, of all of the following conditions not later than the date of this Third Modification:

(a)  if required by Lender, delivery to Lender of one or more endorsements to the Title Policy (whether one or more) insuring the lien of the Deeds of Trust as may be required by Lender, all in form and of content acceptable to Lender, insuring that, except as set forth in this Third Modification, the priority of such lien is unaffected by the modifications set forth herein and that the Title Policy insuring the Deeds of Trust remains in full force and effect in the full amount of the Loan;

(b)  if required by Lender, delivery to Lender of one or more duly executed recordable memorandums of this Third Modification (collectively, the “Third Memorandum”);

(c)  satisfaction of such other conditions as may be set forth on Exhibit “B” attached hereto and incorporated herein by this reference, if any; and

(d)  if the Loan has been guarantied (or indemnities given) or if there are junior liens encumbering the property which is encumbered by the Deeds of Trust, delivery to Lender of duly executed consents to the modifications set forth in this Third Modification by the guarantor(s) and/or junior lienors, as applicable, as may be set forth in Exhibit “C” attached hereto or as may be attached to the Third Memorandum, each incorporated herein by this reference.

3.  Representations and Warranties.    Borrower hereby represents and warrants that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Instruments; and all representations and warranties herein and in the other Loan Instruments are true and correct, which representations and warranties shall survive execution of this Third Modification. All parties who execute this Third Modification and any other documents required hereunder on behalf of Borrower represent and warrant that they have full power and authority to execute and deliver such documents, and that all such documents are enforceable in accordance with their terms. As of the date of this Third Modification, Borrower hereby acknowledges and agrees that it has no defenses, offsets or claims against Lender or the enforcement of the Loan Instruments and that Lender has not waived any of its rights or remedies under any such documents.

4.  No Impairment.    Except as expressly provided herein, nothing in this Third Modification shall alter or affect any provision, condition or covenant contained in the Loan Instruments or affect or impair any of Lender’s rights, powers or remedies thereunder. It is the intent of the parties hereto that the provisions of the Loan Instruments shall continue in full force and effect except as expressly modified hereby.

5.  Miscellaneous.    This Third Modification and the other Loan Instruments shall be governed by and interpreted in accordance with the laws of the State of California, except as they may be preempted by federal law. In any action brought or arising out of this Third Modification or the Loan Instruments, Borrower, and, if applicable, the general partners, members and joint venturers of Borrower, hereby consent to the jurisdiction of any federal or state court having proper venue within the State of California and also consent to the service of process by any means authorized by California or federal law. The headings used in this Third Modification are for convenience only and shall be disregarded in interpreting the substantive provisions of this Third Modification. Time is of the essence of each term of the Loan Instruments, including this Third Modification. If any provision of this Third Modification or any of the other Loan Instruments shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof. This Third Modification may be executed in one or more counterparts, all of which, taken together, shall constitute one and the same Third Modification.

6.  Integration; Interpretation.    The Loan Instruments, including this Third Modification, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations. The Loan Instruments shall not be modified except by written instrument executed by all parties. Any reference to the Loan Instruments in any of the Loan Instruments includes this Third Modification and any amendments, renewals or extensions approved by Lender hereunder.

IN WITNESS WHEREOF, this Agreement for Third Modification of Deeds of Trust and Other Loan Instruments is executed as of the date first hereinabove written.

LENDER:

GUARANTY BANK, a federal savings bank organized and existing under the laws of the United States

By:	/s/ JON M. LARSON
Jon M. Larson Senior Vice President

BORROWER:

WILLIAM LYON HOMES, INC., a California corporation

By:	/s/ MICHAEL D. GRUBBS
Michael D. Grubbs Senior Vice President and Chief Financial Officer

By:	/s/ RICHARD S. ROBINSON
Richard S. Robinson Senior Vice President

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “A”

AGREEMENT FOR THIRD MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Modifications)

Loan Instrument Modified	Modification

1. Loan Agreement	(i) Paragraph 8. The foregoing is hereby amended as follows:

Notwithstanding the foregoing provisions of this Paragraph 8, but subject to all other provisions of this Loan Agreement, the aggregate amount of Loan Allocations for Properties included in the Borrowing Base may exceed the Loan Amount; provided, however, (i) in no event shall such aggregate amount of all Loan Allocations exceed an amount equal to NINETY-THREE THOUSAND MILLION DOLLARS ($93,000,000.00) at any time, and (ii) in no event shall the outstanding principal balance of the Loan exceed the Loan Amount.

2. Exhibit “A” to Master Loan Agreement	(i) Paragraph 16 – Additional Defaults. Paragraph 16 of Exhibit “A” to the Loan Agreement is hereby amended to add a new Subparagraph K to read in full as follows:

D.       Any Default or Event of Default (as such terms are defined in the Ladera Ranch Loan Agreement) (defined below) under that certain Master Loan Agreement dated as of December 19, 2001, by and between Lender and Borrower, (the “Ladera Ranch Loan Agreement”), as the same may hereafter be supplemented, amended or modified, with respect to the certain loan provided for thereunder in the stated principal amount of TWELVE MILLION DOLLARS ($12,000,000.00) (the “Ladera Ranch Loan”), and the instruments and agreements evidencing and securing same (collectively, “Ladera Ranch Loan Instruments”), which Default or Event of Default is not cured within applicable cure periods. Borrower acknowledges that the Properties shall be security for the due and punctual performance of all obligations of the Borrower under the Ladera Ranch Loan Agreement and the other Ladera Ranch Loan Instruments, in consideration of Lender making the Ladera Ranch Loan and as an inducement to Lender to do so.

(ii) Paragraph 19 – Restrictions on Availability. A new Paragraph 19 is hereby added to Exhibit “A” to the Loan Agreement to read in full as follows:

A. Ladera Ranch Loan. Availability of Loan Proceeds for Disbursements shall be restricted in the amount of (i) Twelve Million Dollars ($12,000,000.00) of the stated principal amount of the Loan; and (ii) Sixteen Million Three Hundred Thousand Dollars ($16,300,000.00) in Loan Allocations until such time as the Ladera Ranch Loan is repaid by Borrower in full; provided, however, such availability shall be restored and available to Borrower on a dollar-for-dollar basis for each reduction in the commitment of Lender to lend under the Ladera Ranch Loan pursuant to the provisions of the Ladera Ranch Loan Agreement whereby Borrower may request, subject to Lender’s prior approval in its sole discretion, an irrevocable reduction in the Ladera Ranch Loan commitment and concurrent reduction in loan allocations thereunder, subject to all the terms and provisions of the Ladera Ranch Loan Instruments applicable thereto. Such restoration in availability shall not be deemed effective until confirmed in writing by Lender and acknowledged by Borrower.

2. Deeds of Trust	(i) Article 1 of the Deeds of Trust is hereby amended to add as part of Indebtedness (as defined in said Deeds of Trust) a new Section 1.5 as follows:

(ii) Article 7 of the Deeds of Trust is hereby amended to add a new Section 7.14 to provide as follows:

7.14 Default Under Ladera Ranch Loan. Any default beyond applicable cure periods, if any, under or with respect to the Ladera Ranch Loan, the Ladera Ranch Loan Agreement, the Ladera Ranch Note and/or the other Ladera Ranch Loan Instruments.

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “B”

AGREEMENT FOR THIRD MODIFICATION OF DEEDS OF TRUST

AND OTHER LOAN INSTRUMENTS

(Other Conditions to Modifications)

1.  Legal Fees. Borrower shall pay all legal fees and costs incurred by Lender in connection with the preparation and negotiation of this Third Modification.

2.  Title Endorsements/Recording Fees. Borrower shall pay all title charges and recording fees and costs incurred by Lender in connection with the requirements of Paragraphs 2(a) and 2(b) of this Third Modification.

3.  Consent of Guarantor(s). Guarantors of the Loan shall execute and deliver the attached Consent of Guarantor to Lender and the attached Consent to the Third Memorandum hereof described in Paragraph 2(b) of this Third Modification (suitable for recording).

4.  Consent of Junior Lienholder(s). If indicated on the attached Exhibit “C” or otherwise required by Lender, Junior Lienholders shall execute and deliver the attached Consent of Junior Lienholder and the attached Consent to the Third Memorandum hereof described in Paragraph 2(b) of this Third Modification (suitable for recording).

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “C”

AGREEMENT FOR THIRD MODIFICATION OF DEEDS OF TRUST

AND OTHER LOAN INSTRUMENTS

(Consents to Modifications)

CONSENT OF GUARANTOR

The undersigned Guarantor confirms its guaranties of Borrower’s obligations to, and indemnities in favor of, Lender under the Loan Agreement and the other Loan Instruments referenced in, and as modified by the foregoing Third Modification and Third Memorandum described therein, and consents to and accepts the foregoing modifications.

GUARANTOR:

WILLIAM LYON HOMES,
a Delaware corporation

By:	/s/ MICHAEL D. GRUBBS
Michael D. Grubbs Senior Vice President and Chief Financial Officer

By:	/s/ RICHARD S. ROBINSON
Richard S. Robinson Senior Vice President